SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) May 15, 2003
                                  ------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




   300 Renaissance Center, Detroit, Michigan                 48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------




















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ITEM 5. OTHER ITEMS

Supplementing the position taken by the General Motors Board of Directors in the Proxy Statement of General Motors Corporation relating to its 2003 Annual Meeting, and specifically, with respect to the response to shareholder proposal set forth as Item No. 6 in that proxy statement, GM's Board of Directors has taken the position that although it has no current plan to adopt a shareholder rights plan, it has determined that if it ever does so, it will submit the retention of that plan to a shareholder vote within twelve months after the adoption of such a plan.



                                      # # #


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    May 15, 2003
        ------------
                                            By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)